UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 13, 2009
First Trinity Financial Corporation
(Exact name of registrant as specified in its charter)

Oklahoma	000-52613	34-1991436

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7633 E 63rd Place, Suite 230, Tulsa, OK	74133

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Amendment of First Trinity Financial Corporation Bylaws
On April 13, 2009, the Board of Directors of First Trinity Financial Corporation (the “Company”) approved an amendment to the Amended and Restated Bylaws of the Company.
The amendment to the Bylaws of the Company amended Article II, Section 2.02 of the Company’s bylaws to change the annual meeting date. The amendment provides that the date of the annual meeting of shareholders is changed from the first Tuesday in May to the third Wednesday in May (commencing in 2009) at 1:00 PM.
The amendment to the Amended and Restated Bylaws of the Company is effective as of April 13, 2009. The foregoing description of the amendment to the Company’s bylaws is not complete and is qualified in its entirety by reference to a complete copy of the Bylaws which are filed as Exhibit 3.1 hereto, and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Bylaws of First Trinity Financial Corporation dated April 13, 2009.

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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Trinity Financial Corporation
Date: April 30, 2009	By:	/s/ Gregg Zahn
Gregg Zahn
President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Bylaws of First Trinity Financial Corporation dated April 13, 2009.

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